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Exhibit 10.1

                       SECOND OMNIBUS AMENDMENT AND WAIVER

         This SECOND OMNIBUS AMENDMENT AND WAIVER (this "AMENDMENT"), dated as of ____________, 2007, is entered into by and between ISLAND PACIFIC, INC., a Delaware corporation (the "COMPANY"), and MIDSUMMER INVESTMENTS, LTD., a Bermuda company ("MIDSUMMER"), for the purpose of amending and amending and restating and waiving certain terms of (i) the Amended and Restated Secured Term Notes, dated as of November 17, 2005 and March 16, 2006 and October 9, 2006, respectively (as amended and restated, amended, modified and/or supplemented from time to time, the "NOVEMBER 2005 BRIDGE NOTE") issued by the Company to Midsummer, (ii) the Registration Rights Agreement by and between the Company and Midsummer dated November 17, 2005 (as amended, modified or supplemented from time to time, the "NOVEMBER 2005 REG. RIGHTS AGREEMENT"), (iii) the Securities Purchase Agreement, dated as of November 17, 2005 (as amended, modified or supplemented from time to time, the "NOVEMBER 2005 PURCHASE AGREEMENT") by and between the Company and Midsummer, (iv) the 9% Convertible Debenture, dated as of March 15, 2004 (as amended and restated, amended, modified and/or supplemented from time to time, the "MARCH 2004 DEBENTURE") issued by the Company to Midsummer, (v) the Securities Purchase Agreement, dated as of March 15, 2004 (as amended, modified or supplemented from time to time, the "MARCH 2004 PURCHASE AGREEMENT") by and between the Company and Midsummer, (vi) the Registration Rights Agreement by and between the Company and Midsummer dated March 15, 2004 (as amended, modified and/or supplemented from time to time, the "MARCH 2004 REG. RIGHTS AGREEMENT"), (vii) the Secured Convertible Term Note, dated as of June 15, 2005 (as amended, modified and/or supplemented from time to time, the "JUNE 2005 TERM NOTE" and together with the March 2004 Debenture, the "TERM NOTES" and each a "TERM NOTE") issued by the Company to Midsummer, (viii) the Securities Purchase Agreement, dated as of June 15, 2005 (as amended, modified or supplemented from time to time, the "JUNE 2005 PURCHASE AGREEMENT" and together with the November 2005 Purchase Agreement and the March 2004 Purchase Agreement, the "PURCHASE AGREEMENTS" and each, a "PURCHASE AGREEMENT") by and between the Company and Midsummer, and (ix) the Registration Rights Agreement by and between the Company and Midsummer dated June 15, 2005 (as amended, modified and/or supplemented from time to time, the "JUNE 2005 REG. RIGHTS AGREEMENT" and together with the November 2005 Reg. Rights Agreement and the March 2004 Reg. Rights Agreement, the "REG. RIGHTS AGREEMENTS" and each, a "REG. RIGHTS AGREEMENT"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the applicable November 2005 Bridge Note, the Term Notes, the Purchase Agreements or Reg. Rights Agreements.

         WHEREAS, the Company and Midsummer have agreed to make certain changes to the November 2005 Bridge Note, the Term Notes, the Purchase Agreements and the Reg. Rights Agreements as set forth herein.

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         NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                     WAIVERS
                                     -------

         1. Midsummer and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Redemption Amount (as defined in the March 2004 Debenture) due on the first business day of March and April 2007 (collectively, the "MARCH 2004 POSTPONED PRINCIPAL"); provided that, the March 2004 Postponed Principal shall each be paid in full on the Maturity Date (as defined in the March 2004 Debenture, as amended hereunder), together with all other amounts due and payable on such date under the March 2004 Purchase Agreement and the related agreements referred to in the March 2004 Purchase Agreement.

         2. Midsummer and the Company hereby agree that all liquidated damages that otherwise accrued prior to the date hereof pursuant to the March 2004 Reg. Rights Agreement as a result of the Company's failure to cause the Registration Statement to be declared effective on or before May 15, 2006 are hereby waived.

         3. Midsummer and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Amount (as defined in the June 2005 Term Note) due on the first business day of March and April 2007 (collectively, the "JUNE 2005 POSTPONED PRINCIPAL"); provided that, the June 2005 Postponed Principal shall each be paid in full on the Maturity Date (as defined in the June 2005 Term Note, as amended), together with all other amounts due and payable on such date under the June 2005 Purchase Agreement and the related agreements referred to in the June 2005 Purchase Agreement.

         4. Midsummer and the Company hereby agree that all liquidated damages that otherwise accrued prior to the date hereof pursuant to the June 2005 Reg. Rights Agreement as a result of the Company's failure to cause the Registration Statement to be declared effective on or before May 15, 2006 are hereby waived.

         5. Midsummer and the Company hereby agree that all liquidated damages that otherwise accrued prior to the date hereof pursuant to the November 2005 Reg. Rights Agreement as a result of the Company's failure to cause the Registration Statement to be declared effective on or before May 15, 2006 are hereby waived.

                                   AMENDMENTS
                                   ----------

         1. The definition of Maturity Date appearing in the March 2004 Debenture is hereby amended to extend such Maturity Date to "April 30, 2007".

         2. The definition of Filing Date appearing in the March 2004 Reg. Rights Agreement is hereby amended to extend such Filing Date to "October 31, 2007".

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

         3. The definition of Filing Date appearing in the June 2005 Reg. Rights Agreement is hereby amended to extend such Filing Date to "October 31, 2007".

         4. The definition of Maturity Date appearing in the November 2005 Bridge Note is hereby amended to extend such Maturity Date to "April 30, 2007".

         5. The definition of Filing Date appearing in the November 2005 Reg. Rights Agreement is hereby amended to extend such Filing Date to "October 31, 2007".

         6. Midsummer understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. The Company hereby covenants to report the terms and provisions of this Amendment on a current report on Form 8-K within four (4) business days of the date hereof.


                                  MISCELLANEOUS
                                  -------------


         1. Each amendment and waiver set forth herein shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when each of the Company and Midsummer shall have executed and the Company shall have delivered to Midsummer its respective counterpart to this Amendment.

         2. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the November 2005 Bridge Note, the Term Notes, Purchase Agreements or Reg. Rights Agreements, and all of the other forms, terms and provisions of the November 2005 Bridge Notes and Term Notes and the Purchase Agreements, as previously amended, remain in full force and effect.

         3. The Company hereby represents and warrants to Midsummer that after giving effect to this Amendment: (i) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Second Amended and Restated Bridge Note, the Term Notes and the Purchase Agreements (as qualified by any disclosure schedules or similar documents delivered to Midsummer by the Company) are true, correct and complete except as qualified or limited in any manner by the information set forth in the disclosure schedule delivered by the Company to Midsummer pursuant to Section 4 of the November 2005 Purchase Agreement or in the SEC Reports and except that the Company did not file its reports on Form 10-K for the years ended March 31, 2005 and March 31, 2006 and Form 10-Q for the quarters ended June 30, 2006, September 30, 2006, December 31, 2006, June 30, 2005, September 30, 2005 and December 31, 2005; and
(ii) on the date hereof, all of the Company's and its Subsidiaries' covenant requirements set forth in the Second Amended and Restated Bridge Note, the Term Notes, the Purchase Agreements, the Reg. Rights Agreements and Related Agreements (as defined in the respective Purchase Agreements) have been met.

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

         4. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.





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

         IN WITNESS WHEREOF, each of the Company and Midsummer has caused this Amendment to be signed in its name effective as of this __ day of _____, 2007.



                                         ISLAND PACIFIC, INC.


                                         By:______________________________
                                         Name:  Barry Schechter
                                         Title:  Chief Executive Officer

                                         MIDSUMMER INVESTMENTS, LTD.


                                         By:______________________________
                                         Name:
                                         Title:
















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